THE LIFECHOICE FUNDS

SEMIANNUAL
REPORT
APRIL 30,
1998

(LOGO)

TABLE OF CONTENTS

Shareholder Letter                       2
Investment Review and Outlook            3

Financial Statements
Schedule of Investments                  7
Statement of Assets and Liabilities     10
Statement of Operations                 11
Statement of Changes in Net Assets      12
Notes to Financial Statements           13
Financial Highlights                    16

Key Asset Management Inc. (KAM), a subsidiary of KeyCorp, is the investment adviser to The Victory Funds. The Victory Funds are sponsored and distributed by BISYS Fund Services, which is not affiliated with KeyCorp or its subsidiaries. KAM receives a fee for its services from The Victory Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The Victory Funds.

NOT FDIC INSURED
Shares of The Victory Funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, any KeyCorp bank, Key Asset Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

(LOGO)
1-800-KEY-FUND(R)
(1-800-539-3863)

Letter to our Shareholders

Welcome to the April 30, 1998 semiannual report of the Victory LifeChoice
Funds.
We are happy to have this opportunity to welcome all our new shareholders, as well as to share information on your Funds' performance. The continued onward surge of the US stock markets has been matched by investor sentiment which is becoming increasingly focused on the long term. The LifeChoice Funds are especially suited to serve this long-term orientation by offering diversification across asset classes.

This long term orientation is also facilitated by the fact that all the three LifeChoice Funds--Conservative Investor, Moderate Investor and Growth Investor--are broadly diversified across different mutual funds. Each underlying fund was specifically chosen based on its type and style. The Funds'investments are allocated among mutual funds based on how these funds are expected to work together, and how they contribute to the overall objective of each LifeChoice Fund. The adviser continuously monitors asset allocation and, as market conditions change, rebalances the LifeChoice Funds to their targeted investment allocations. Changes in fund allocations will be few and minor in nature, as we believe this will best serve investors in the long run.

If you are receiving a retirement plan distribution from your employer, you'll want to keep that money working for you as long as possible to increase the potential of achieving your retirement savings' goals without interruption. One of the easiest ways to accomplish these goals is through the Victory Funds IRA. And now, with recent tax legislation Victory is pleased to offer you a Further service enhancement in the form of the Roth IRA in addition to the Traditional IRA account. For further information on these tax advantaged investment plans as well as on funds in the Victory family, please call 1-800-539-3863.

As you can see, Victory continues to provide investors a wide range of investment options. We are happy that you have chosen Victory and welcome your comments on this report.


Thank you

/s/ Leigh A. Wilson

Leigh A. Wilson
President
The Victory Funds

Investment Review and Outlook

Something remarkable occurred in the domestic equity market in the first quarter of 1998. Not only did prices soar, with most benchmarks closing at or near record highs, but by the end of the period, stocks had acquired an air of invincibility. The potent combination of a sturdy economy and a seemingly never-ending supply of money inflated bullish sentiment, overwhelming concerns about Asia and overcoming bloated valuations. Almost overnight, all news became good news, every glass that had been half empty was suddenly half full, and potential problems turned into potential opportunities. In a world of uncertainty, stocks were a sure thing.

Such optimism was not constrained by national borders. While the double-digit advance posted by U.S. stocks ranked among their best quarterly gains on record, several European bourses delivered even stronger returns, and a number of Asian markets staged impressive come-backs after early stumbles. Taken together, the value of the world's stock markets rose by some $2 trillion in the first three months of the year.

The bond market was considerably less effervescent. The prospect of a substantial Federal budget surplus in the current fiscal year and the steep drop in commodity prices (most notably oil) was not enough to offset the fear that the economy was growing too fast. As a result, long-term interest rates fluctuated in a narrow band during the quarter, ending the period at roughly the same level as they began.

How long can such euphoric conditions persist? Though emotion and adrenaline may sustain the market's momentum in the near-term, I think that eroding fundamentals and extreme valuations will weigh against stocks longer-term, leading to below-average returns over the next several years. Bonds are more attractive, offering high real rates and the potential for modest capital appreciation. The following paragraphs explore these issues in greater depth.

The Fountain of Economic Youth

Judging by recent statistics, you would never guess that the domestic economic expansion has just passed its seventh anniversary. Despite its advanced age, the economy is spry and establishing new records every month. Nowhere is this more evident than in the employment numbers. More new jobs have been created since November than in any six-month period in 14 years, which has brought the unemployment rate down to just 4.3%, the lowest in a quarter-century. Over 64% of all Americans have jobs, the highest level of employment on record. According to one recent survey, just one out of eight respondents consider jobs "hard to get," the lowest reading ever. The labor market is so tight that managers throughout the country and across a broad range of businesses are reporting difficulty in finding qualified help to fill positions.

As a consequence, wages are rising. Average hourly earnings are more than 4% higher than they were a year ago, the greatest rate of annual change in nine years. Disposable personal income has risen at an even faster pace, supporting strong growth in personal consumption expenditures. Retail sales have been particularly healthy, as the mild weather has led to increased store traffic. Demand has been enhanced by a sharp rise in mortgage refinancing activity, which has enabled many consumers to lower their monthly payments and thereby to increase their discretionary cash flow.

That jump in refinancing was sparked by the lowest mortgage interest rates in four years, which has concurrently fueled one of the strongest housing markets in recent memory. New homes are selling at the fastest pace in ten years, and existing home sales are at the highest level since records started being kept. Responding to this surge, new construction has picked up substantially, with over 1.5 million units started in April. Permit activity has accelerated, foreshadowing further gains ahead.

As unusual as this performance is for an economy so long in the tooth, the virtual lack of inflation is even more noteworthy, and is attributable to an extraordinary confluence of circumstances. For several years, an abundance of global capacity has kept prices in check, with companies fighting for valuable market share. That competition has intensified in the past few months, as the collapse of Asian currencies and the strength of the dollar vis-a-vis other major currencies has produced a sharp decline in import prices, most notably oil. Since imports account for roughly a third of all goods sold in this country, this retreat is exerting a powerful moderating force on overall inflation.

With jobs plentiful, inflation low and real incomes rising, it is no wonder that consumer confidence is at an all-time high. The stock market is basking in this warm glow, and is helping to reinforce it as consumers watch their nest eggs grow. All is well.

If the Earthquake Doesn't Get You...

Or is it? As strong as the economy is now, hints of a slowdown are accumulating.
The most direct threat is the ballooning trade deficit. Imports have surged While exports have flattened, inflating the trade gap to $13.0 billion in March,
The most recent figure available. There are less obvious signs as well.

While the consumer is in good shape, the industrial side of the economy has been
Somewhat less robust. Manufacturing employment fell in each of the last two months. According to the monthly survey conducted by the National Association of Purchasing Managers (NAPM), business is well below fourth quarter 1997 levels.
The NAPM measure of vendor performance, which is closely watched by the Federal Reserve for signs of potentially inflationary bottlenecks, is flat, and Business Week's index of industrial production has fallen in recent weeks.

One way or another, all of these issues can trace their roots to Asia.
Though many Asian stock markets rallied in the first-quarter on hopes that the worst is over, the magnitude of the region's economic woes is only now becoming apparent. Ed Hyman of ISI Group estimates that Pacific Rim countries are contracting at an annual rate of 30%, a dramatic reversal of fortune for a region that had accounted for the lion's share of the world's economic growth in recent years. Layoffs are mounting, and inflation is a serious problem, running in the triple digits in some countries. Each day brings new headlines of economic distress, threatening the political stability of the region.

Most troubling is the malaise that plagues Japan, the world's second largest economy. Real GDP is receding, and corporate profits are declining at a rate of 15%-20%. Scandal continues to rock the nation's financial infrastructure, leaving a growing list of resignations (and even suicides) in its wake. Relations with Washington are strained, though U.S. badgering may quiet down following the proposal of a Y16 trillion ($124 billion) stimulus package on March 26th. With its economy in a tailspin, Japan is in no position to help its Asian neighbors, and any further drop in the yen could instead worsen their prospects.

 ...the Tsunami Afterwards Might...

Although the U.S. economy has thus far avoided any serious fallout from the Asian crisis (and in fact may have benefited from the resultant downward pressure on prices), it is only a matter of time before more meaningful reverberations are felt, given the severity of the contraction in the Far East. After exports, corporate profits are likely to be among the first victims. The combination of diminished pricing power and rising labor costs threatens to pinch operating margins, neutralizing the positive influence of lower commodity costs and productivity enhancements. Lower interest expense will boost the bottom line a little, but earnings are not likely to grow by much more than 5%-6% in 1998, with the first half a little stronger than the second half. Companies with significant exposure to Asia will be lucky to register any growth at all, and several (including Motorola, Compaq and Nike) have warned analysts to lower their projections for the year.

Since the beginning of the year, consensus forecasts for first half S&P
500 profits have declined sharply, from 10%-12% growth to just 2%-3%. Frankly, it appears that these estimate revisions overshot the mark, and many companies will once again report "positive surprises" as a result. Full-year 1998 projections have not been adjusted by as much, indicating that analysts expect a fairly vigorous profit rebound in the second half. This strikes me as too optimistic, setting the stage for disappointments and more downward revisions later in the year.

Slender profit growth has negative implications for capital spending.
Intel's recent decision to postpone the construction of a plant in Texas, announced just a couple of weeks after warning of a first quarter revenue shortfall, may be just the tip of the iceberg. Employment growth is likely to slow, as managers react to tighter margins by trimming head counts. Thousands of pink slips have been handed out in recent weeks, as the number of corporate restructuring announcements has mounted from companies as diverse as Boeing, Chase Manhattan and Micron Technology. Weighing the evidence, I think real economic activity will slow modestly over the next several quarters, to a pace of 2.5%-3.0% growth by year-end 1998.

Valuation Matters (Eventually)

The stock market has shaken off a lot of potentially bad news in the past three months, buoyed by a steady stream of new cash. Money flows are traditionally strong in the first quarter, as investors make annual contributions to retirement plans, adjust asset allocation and buy stocks with year-end bonuses. This year was no exception, judging by the pace of mutual fund sales. Corporations were also a strong source of demand, buying both their own stock and others'. Share repurchase announcements totaled $26 billion in the first two months of the year, a figure dwarfed by the more than $70 billion worth of cash acquisitions (as opposed to share-for-share mergers) announced in the same period. Finally, foreign investors were active buyers of U.S. shares, continuing the trend of the past two years.

Some have argued that demand for stocks will only intensify. The Baby
Boom generation is entering its peak savings years, and may be more motivated to save and invest than its predecessors, given the fear that the Social Security system may not be around when Boomers start to retire in 10-15 years. Although the percentage of personal financial assets tied up in equities is the highest in over 40 years, there is still over $1.5 trillion of cash and equivalents on household balance sheets, which could potentially seek the higher returns that stocks have historically offered. If only a fraction of that money made its way into the market, it could send equity prices soaring.

There is one significant hitch: by every measure I can think of, valuations are already at historic extremes, at least for large capitalization blue chip stocks. According to various Wall Street dividend discount models, the S&P 500 is 20%-30% overvalued, a level rarely surpassed. The index is currently trading for 23 times estimated 1998 earnings, or over
2.7 times its long-term earnings growth rate. It is selling for roughly 2.3 times sales, 15 times cash flow and over six times book value. Its dividend yield is just 1.5%, or roughly 30% of the 90-day Treasury bill rate. For each of these measures to return to median levels, the index would have to drop by 30%-50%.

By itself, valuation is not a particularly useful tool to predict near-term returns. Just because stocks have never been this rich does not mean that they cannot get even more expensive. Moreover, an examination of historical data reveals that holding stocks for 10-15 years has rarely produced negative returns, regardless of valuation. On the other hand, that same historical data shows that when valuations are in the upper quartile of their range, equity returns in the subsequent 10-15 years have rarely approached the hundred-year average of 10%, let alone exceeded it.

My Advice: Reduce Your Risk

Simply stated, I believe there is more risk than opportunity in the stock market today, and over the next several years investors will be inadequately compensated for assuming that risk. This is by no means a call to abandon stocks, since they will likely retain their preeminence among various asset classes over the long haul. On the other hand, it makes sense to me to take advantage of the market's current strength to shore up your portfolio by seeking to reduce its overall level of risk.

This can be accomplished in two fashions: stock selection and asset allocation. Although the market as a whole is fully valued, there are still some stocks that offer favorable risk/reward profiles. An emphasis on maximizing total return leads me to higher-yielding stocks, such as real estate investment trusts (REITs) and selected utilities. Bowing to my contrarian urges, I find some of the energy stocks to be very appealing and exceptionally inexpensive (as long as oil prices stay in the mid-teens or higher). Companies engaged in natural gas exploration and production stand out as the cheapest of all energy-related groups. I am also intrigued by some of the other commodity producers, if only because they are so completely out of favor on Wall Street due to the tough pricing environment.

Among faster growing companies, I think biotechnology stocks offer considerable long-term appeal, as more biotech firms transition from unprofitable research & development laboratories to highly profitable pharmaceutical companies. The rest of the technology sector poses a challenge to the value investor: the healthy companies are not cheap, and the cheap companies are not healthy. The outlook for software and services is brighter than that for the hardware companies, but there are a few stories among the latter group that deserve consideration. Finally, I think that equity portfolios should have some exposure to consumer cyclical stocks such as homebuilders and retailers, acknowledging consumers' financial health and buoyant sentiment.

Small and mid-sized stocks are considerably more attractive than their large-cap counterparts. Small and mid-cap price/earnings multiples are somewhat lower, and their expected earnings growth is substantially greater. Moreover, smaller companies tend to have less international exposure, so their profits are less likely to disappoint because of the problems in Asia. Though they tend to be overlooked by foreign investors, and their share prices are more volatile, small and mid-cap stocks offer much greater long-term potential. After four years of relative underperformance, I think they are ready to shine.

Equity investors should also consider increasing their exposure to convertible securities and international stocks. Convertibles offer substantially greater income than common stocks, and typically provide greater downside protection in the event of a stock market correction. Looking beyond our shores, Europe is in considerably better shape than Asia, but its stock markets are pretty fully valued after the recent run-up. For long-term investors with a tolerance for volatility, Japan and Asia's emerging markets are worth investigating. Risk-adjusted potential returns favor bonds over blue chip stocks, and investors should consider adding to their bond positions. Stocks have outperformed bonds by such a large margin in recent quarters that balanced accounts should make sure that equity exposure has not gotten too high. Within bond portfolios, the middle of the yield curve is the most attractive, though investors should add some longer-duration securities if rates move back over 6%.

Above all, take careful measure of your tolerance for risk. Most households have never had more exposure to equities. As long as the market turns a blind eye (or ear) to the potential problems ahead, more lucrative thrills may be in store. However, with stocks as expensive as they are, the possibility of some nasty spills cannot be ignored. Be prepared.


                                                                April 30, 1998
/s/ Charles G. Crane

Charles G. Crane, Chief Market Strategist
Key Asset Management Inc.

THE VICTORY PORTFOLIOS                                   Schedule of Investments
LifeChoice Conservative Investor Fund                             April 30, 1998
(Amounts in Thousands, Except Shares)                                (Unaudited)

                                           Shares or
                                           Principal     Market
Security Description                       Amount        Value

Mutual Funds (99.7%)

Equity Funds (34.4%):
Victory Value Fund                          24,988       $ 471
Victory Diversified Stock Fund,
 Class A                                    28,587         549
Victory Growth Fund                          3,866          80
Victory Special Value Fund,
 Class A                                    13,000         224
PBHG Growth Fund                             8,341         236
Neuberger&Berman Genesis Fund               17,882         304
Victory Special Growth Fund                 10,395         152
Victory International Growth Fund,
 Class A                                    42,952         627
                                                         2,643

Fixed Income/Bond Funds (62.2%):
Victory Convertible
 Securities Fund <F3>                       65,176         913
Loomis Sayles Bond Fund                     62,367         821
Victory Investment Quality
 Bond Fund                                 186,427       1,830
Victory Intermediate Income Fund            63,489         611
Victory Fund For Income                     62,624         611
                                                         4,786
Money Market Funds (3.1%):
Victory Financial Reserves Fund            239,211         239
Total Mutual Funds (Cost $7,565)                         7,668
Total Investments (Cost $7,565)<F1>--99.7%               7,668
Other assets in excess of liabilities 0.3%                  24
TOTAL NET ASSETS--100.0%                                $7,692

<F1> Cost for federal income tax purposes differs from
     value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation         $158
     Unrealized depreciation          (55)
     Net unrealized appreciation     $103

<F2> Non-income producing securities.
<F3> Previously known as Key SBSF Convertible Securities Fund.

See notes to financial statements.

THE VICTORY PORTFOLIOS                                   Schedule of Investments
LifeChoice Moderate Investor Fund                                 April 30, 1998
(Amounts in Thousands, Except Shares)                                 (Unaudited)

                                            Shares or
                                            Principal   Market
Security Description                        Amount      Value

Mutual Funds (99.8%)
Equity Funds (59.6%):
Victory Value Fund                           74,119     $ 1,396
Victory Diversified Stock Fund,
 Class A                                     59,924       1,152
Victory Growth Fund                          12,347         255
Victory Special Value Fund,
 Class A                                     42,810         738
PBHG Growth Fund                             22,925         650
Neuberger&Berman Genesis Fund                51,156         869
Victory Special Growth Fund                  33,813         494
Victory International Growth Fund,
 Class A                                    130,896       1,910
                                                          7,464

Fixed Income/Bond Funds (37.4%):
Victory Convertible Securities Fund <F3>     61,616         863
Loomis Sayles Bond Fund                      56,058         738
Victory Investment Quality Bond Fund        226,519       2,224
Victory Intermediate Income Fund             38,570         371
Victory Fund For Income                      50,722         495
                                                          4,691

Money Market Funds (2.8%):
Victory Financial Reserves Fund             351,906         352
Total Mutual Funds (Cost $11,693)                        12,507
Total Investments (Cost $11,693)<F1>--99.8%              12,507
Other assets in excess of liabilities 0.2%                   26
TOTAL NET ASSETS--100.0%                                $12,533


<F1> Cost for federal
     income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation                                    $842
Unrealized depreciation                                     (28)
Net unrealized appreciation                                $814

<F2> Non-income producing securities.
<F3> Previously known as Key SBSF Convertible Securities Fund.

See notes to financial statements.

THE VICTORY PORTFOLIOS                                   Schedule of Investments
LifeChoice Growth Investor Fund                                   April 30, 1998
(Amounts in Thousands, Except Shares)                                 (Unaudited)

                                            Shares or
                                            Principal   Market
Security Description                        Amount      Value

Mutual Funds (99.8%)
Equity Funds (79.9%):
Victory Value Fund                           75,431     $ 1,420
Victory Diversified Stock Fund,
 Class A                                     74,531       1,432
Victory Growth Fund                           4,924         102
Victory Special Value Fund,
 Class A                                     53,332         919
PBHG Growth Fund                             25,688         728
Neuberger&Berman Genesis Fund                54,240         921
Victory Special Growth Fund                  35,462         518
Victory International Growth Fund,
 Class A                                    146,937       2,146
                                                          8,186
Fixed Income/Bond Funds (17.0%):
Victory Convertible
 Securities Fund <F3>                        50,962         714
Victory Investment Quality
 Bond Fund                                  104,693       1,028
                                                          1,742
Money Market Funds (2.9%):
Victory Financial Reserves Fund             301,622         302
Total Mutual Funds (Cost $9,599)                         10,230
Total Investments (Cost $9,599) <F1>--99.8%              10,230
Other assets in excess of liabilities 0.2%                   23
TOTAL NET ASSETS--100.0%                                $10,253

<F1> Cost for federal income tax purposes differs from
     value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                               $673
     Unrealized depreciation                                (42)
     Net unrealized appreciation                           $631

<F2> Non-income producing securities.
<F3> Previously known as Key SBSF Convertible Securities Fund.

See notes to financial statements.

THE VICTORY PORTFOLIOS                      Statements of Assets and Liabilities
LifeChoice Funds                                                  April 30, 1998
(Amounts in Thousands, Except Per Share Amounts)                     (Unaudited)

                                           LifeChoice     LifeChoice     LifeChoice
                                           Conservative   Moderate       Growth
                                           Investor Fund  Investor Fund  Investor Fund

ASSETS:
Investments, at value
 (Cost $7,565; $11,693 & $9,599)                  $7,668        $12,507        $10,230
Interest and dividends receivable                      1              2              1
Receivable from affiliates                             8              8              6
Receivable for capital shares issued                  --              3              1
Unamortized organization costs                        37             37             37
Prepaid expenses and other assets                     19             17             19
  Total Assets                                     7,733         12,574         10,294

LIABILITIES:
Payable for organization costs                        40             40             40
Accrued expenses and other payables:
 Investment advisory fees                              1              1              1
  Total Liabilities                                   41             41             41

NET ASSETS:
Capital                                            7,338         11,272          9,093
Undistributed net investment income                   28             26              5
Net unrealized appreciation/depreciation
 from investments                                    103            814            631
Accumulated undistributed net realized
 gains (losses) from investment
 transactions                                        223            421            524
  Net Assets                                      $7,692        $12,533        $10,253
Outstanding units of beneficial interest
  (shares)                                           672          1,041            818
Net asset value
Offering and redemption price per share           $11.45        $ 12.03        $ 12.53

See notes to financial statements.

THE VICTORY PORTFOLIOS                                  Statements of Operations
LifeChoice Funds                        For the Five Months Ended April 30, 1998
                                                                     (Unaudited)

                                           LifeChoice     LifeChoice     LifeChoice
                                           Conservative   Moderate       Growth
                                           Investor Fund  Investor Fund  Investor Fund

Investment Income:
Dividend income                                     $127         $  108         $   48
Expenses:
Investment advisory fees                               6              8              7
Administration fees                                    5              5              5
Accounting fees                                       13             14             13
Legal and audit fees                                   3              2              3
Amortization of organization costs                     4              4              4
Trustees' fees and expenses                            1              1              1
Transfer agent fees                                    2              2              3
Registration and filing fees                           4              4              4
Printing fees                                          1              2              1
  Total Expenses                                      39             42             41
Expenses voluntarily reduced                          (1)            (2)            (2)
  Expenses before reimbursement
    from distributor                                  38             40             39
  Expenses reimbursed
    by distributor                                   (29)           (28)           (29)
  Net Expenses                                         9             12             10
Net Investment Income                                118             96             38

Realized/Unrealized Gains (Losses) from
  Investments and Foreign Currencies:
Net realized gains (losses) from
  investment transactions                            150            344            346
Change in unrealized appreciation/depreciation
  from investments                                   204            564            632
Net realized/unrealized gains (losses)
  from investments:                                  354            908            978
Change in net assets resulting
  from operations                                   $472         $1,004         $1,016

See notes to financial statements.

THE VICTORY PORTFOLIOS                       Statements of Changes in Net Assets
LifeChoice Funds
(Amounts in Thousands)                                               (Unaudited)

                                     LifeChoice                         LifeChoice                         LifeChoice
                                     Conservative                       Moderate                           Growth
                                     Investor Fund                      Investor Fund                      Investor Fund

                               Five Months Ended  Year Ended     Five Months Ended  Year Ended     Five Months Ended  Year Ended
                               April 30,          November 30,   April 30,          November 30,   April 30,          November 30,
                               1998<F1>           1997<F4>       1998<F2>           1997<F4>       1998<F3>           1997<F4>

                               (000)              (000)          (000)              (000)          (000)              (000)

From Investment Activities:

Operations:
 Net investment income                    $  118       $   76              $    96       $   86              $    38       $   25
 Net realized gain (losses)
  from investment
  transactions                               150           95                  344          137                  346          291
 Net change in unrealized
  appreciation/depreciation
  from investments                           204         (101)                 564          250                  632           (1)
Change in net assets resulting
 from operations                             472           70                1,004          473                1,016          315

Distributions to Shareholders:
 From net investment income                 (139)         (31)                 (98)         (62)                 (43)         (19)
 From net realized gains from
  investment transactions                    (22)          --                  (60)          --                 (113)          --
Change in net assets from
 distibutions to shareholders               (161)         (31)                (158)         (62)                (156)         (19)

Capital Transactions:
 Proceeds from shares issued               1,938        9,405                4,782        8,443                2,707        9,564
 Dividends reinvested                        161           30                  158           60                  152           19
 Cost of shares redeemed                  (3,855)        (337)                (981)      (1,186)                (981)      (2,364)
Change in net assets from
 capital transactions                     (1,756)       9,098                3,959        7,317                1,878        7,219
Change in net assets                      (1,445)       9,137                4,805        7,728                2,738        7,515

Net Assets:
 Beginning of period                       9,137           --                7,728           --                7,515           --
 End of period                            $7,692       $9,137              $12,533       $7,728              $10,253       $7,515

Share Transactions:
 Issued                                      172          867                  422          796                  229          863
 Reinvested                                   15            3                   14            5                   14            2
 Redeemed                                   (354)         (31)                 (85)        (110)                 (82)        (207)
Change in shares                            (167)         839                  351          691                  161          658

<F1> Effective March 23,1998, the KeyChoice Income & Growth Fund became the
     Victory LifeChoice Conservative Investor Fund. Changes in net assets prior to March 23, 1998 represent the KeyChoice Income & Growth Fund.
<F2> Effective March 23, 1998, the KeyChoice Moderate Growth Fund became the
     Victory LifeChoice Moderate Investor Fund. Changes in net assets prior to March 23, 1998 represent the KeyChoice Moderate Growth Fund.
<F3> Effective March 23, 1998, the KeyChoice Growth Fund became the Victory
     LifeChoice Growth Investor Fund. Changes in net assets prior to March 23, 1998 represent the KeyChoice Growth Fund.
<F4> For the period December 31, 1996 (commencement of operations) through
     November 30, 1997.

See notes to financial statements.

THE VICTORY PORTFOLIOS                             Notes to Financial Statements
LifeChoice Funds                                                  April 30, 1998
                                                                     (Unaudited)
1. Organization:

The Victory Portfolios (collectively, the "Trust" and individually, a "Fund") was organized on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment company established as a Delaware business trust. The Trust is authorized to issue an unlimited number of shares which are units of beneficial interest with a par value of $0.001. The Trust presently offers shares of 30 active funds. Included are the financial statements and financial highlights of the LifeChoice Growth Investor Fund, LifeChoice Moderate Investor Fund, and the LifeChoice Conservative Investor Fund.

The LifeChoice Growth Investor Fund seeks to provide growth of capital by allocating its assets primarily among registered investment companies that invest in equity securities. The LifeChoice Moderate Investor Fund seeks to provide growth of capital combined with a moderate level of current income by allocating its assets primarily among registered investment companies that invest in equity securities and, to a lesser extent, fixed income securities. The LifeChoice Conservative Investor Fund seeks to provide current income combined with moderate growth of capital by allocating its assets primarily among registered investment companies that invest in fixed income securities and, to a lesser extent, equity securities.

2. Reorganization:

The Trust entered an Agreement and Plan of Reorganization with The SBSF Funds, Inc. d/b/a Key Mutual Funds pursuant to which all of the assets and liabilities of each Key Mutual Fund transferred to a Fund of the Victory Portfolios in exchange for shares of the corresponding Fund. The KeyChoice Growth Fund transferred its assets and liabilities to the Victory LifeChoice Growth Investor Fund. The KeyChoice Moderate Growth Fund transferred its assets and liabilities to the Victory LifeChoice Moderate Investor Fund. The KeyChoice Income & Growth Fund transferred its assets and liabilities to the Victory LifeChoice Conservative Investor Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on March 23, 1998, following approval by shareholders of SBSF Funds, Inc. d/b/a Key Mutual Funds at a special shareholder meeting held on March 6, 1998. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization:


                                 Before Reorganization                 After Reorganization

                                               Victory                      Victory
                              KeyChoice        LifeChoice                   LifeChoice
                              Income & Growth  Conservative Investor        Conservative Investor
                              Fund             Fund                         Fund

Shares (000)                              578                     --                          578
Net Assets (000)                       $6,590                     --                       $6,590
Net Asset Value                        $11.40                     --                       $11.40
Unrealized appreciation (000)          $   84                     --                       $   84


                                 Before Reorganization                 After Reorganization

                                                Victory                     Victory
                              KeyChoice         LifeChoice                  LifeChoice
                              Moderate Growth   Moderate Investor           Moderate Investor
                              Fund              Fund                        Fund

Shares (000)                              983                  --                         983
Net Assets (000)                      $11,698                  --                     $11,698
Net Asset Value                       $ 11.90                  --                     $ 11.90
Unrealized appreciation (000)         $   708                  --                     $   708


                                 Before Reorganization                 After Reorganization

                              Victory           Victory
                              KeyChoice         LifeChoice                  LifeChoice
                              Growth            Growth Investor             Growth Investor
                              Fund              Fund                        Fund

Shares (000)                        800                      --                         800
Net Assets (000)                 $9,859                      --                      $9,859
Net Asset Value                  $12.33                      --                      $12.33
Unrealized appreciation (000)    $  495                      --                      $  495


3. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the LifeChoice Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Investments in registered investment companies are valued at the closing net asset value per share on the day of valuation. Short-term investments with maturities of sixty days or less are valued at amortized cost, which approximates market value.

Securities Transactions and Related Income:

Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

The Funds may acquire repurchase agreements from financial institutions such as banks and broker-dealers which the Funds' investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Dividends to Shareholders:

Dividends payable to shareholders are declared and distributed quarterly. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

Other:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or other appropriate basis.

Costs incurred in connection with the organization of the LifeChoice Funds are being amortized on a straight-line basis over a period not to exceed sixty months from the date the Funds commenced operations.

4. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 1998 were as follows (amounts in thousands):


                                                          Purchases         Sales


        LifeChoice Conservative Investor Fund                $2,670        $4,030
        LifeChoice Moderate Investor Fund                     5,355         1,191
        LifeChoice Growth Investor Fund                       3,109           998

5. Related Party Transactions:

Investment advisory services are provided to the Funds by Key Asset Management Inc. ("the Adviser"), a wholly owned subsidiary of KeyBank National Association ("Key"), formerly Society National Bank, a wholly owned subsidiary of KeyCorp. On February 28, 1997, Key Asset Management Inc. became the surviving corporation after the reorganization of four indirect investment adviser subsidiaries of KeyCorp, including KeyCorp Mutual Fund Advisers Inc., Spears, Benzak, Salomon & Farrell, Inc. ("SBSF"), Society Asset Management, Inc. and Applied Technology Investment, Inc. Pursuant to the terms of the reorganization, the subsidiaries identified above were merged into SBSF and SBSF then changed its name to Key Asset Management Inc. Under the terms of the investment advisory agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the LifeChoice Funds. KeyTrust Company of Ohio, N.A., a subsidiary of KeyCorp and an affiliate of the Adviser, serving as custodian for all of the LifeChoice Funds, received custodian fees in addition to reimbursement of actual out-of-pocket expenses incurred.

Key and its affiliated brokerage and banking companies also serve as a Shareholder Servicing Agent for the Funds. As such, Key and its affiliates provide support services to their clients who are shareholders, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For providing such services, Key and its affiliates may receive a fee of up to 0.25% of the average daily net assets of the LifeChoice Funds.

BISYS Fund Services (the "Administrator"), an indirect, wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as the administrator and distributor to the Funds. Certain officers of the Funds are affiliated with BISYS. Such officers receive no direct payments or fees from the Funds for serving as officers.

Under the terms of the administration agreement, the Administrator's fee is computed at the annual rate of 0.01% of the average daily net asset of each of the LifeChoice Funds with a minimum of $12,000 per fund per year.

BISYS Fund Services, Ohio Inc., an affiliate of BISYS, serves the
LifeChoice Funds as Mutual Fund Accountant. Under the terms of the Fund Accounting Agreement, the fee is based on a percentage of the average daily net assets of the Funds with a minimum monthly fee of $1,666.67 per Fund.

Fees may be voluntarily reduced to assist the LifeChoice Funds in maintaining Competitive expense ratios.

Additional information regarding related party transactions is as follows for the year ended April 30, 1998:

                                                   Investment Advisory Fees


                                                  Percentage
                                                  of Average        Voluntary
                                                  Daily             Fee
                                                  Net Assets        Reductions

                                                                    (000)
LifeChoice Conservative Investor Fund                   0.20%               $1
LifeChoice Moderate Investor Fund                       0.20%                2
LifeChoice Growth Investor Fund                         0.20%                2

THE VICTORY PORTFOLIOS
LifeChoice Funds                                           Financial Highlights





                                   LifeChoice                       LifeChoice                        LifeChoice
                                   Conservative                     Moderate                          Growth
                                   Investor Fund                    Investor Fund                     Investor Fund

                           Five Months Ended  Period Ended  Five Months Ended  Period Ended  Five Months Ended  Period Ended
                           April 30,          November 30,  April 30,          November 30,  April 30,          November 30,
                           1998<F3>           1997<F2>      1998<F4>           1997<F2>      1998<F5>           1997<F2>

                           (Unaudited)                      (Unaudited)                      (Unaudited)

Net Asset Value,
Beginning of Period        $10.89             $10.00        $ 11.19            $10.00        $ 11.44            $10.00
Investment Activities
 Net investment income       0.17               0.31           0.10              0.20           0.05              0.11
 Net realized and
  unrealized gains(losses)
  from investments           0.61               0.84           0.95              1.16           1.27              1.43
 Total from
  Investment Activities      0.78               1.15           1.05              1.36           1.32              1.54
Distributions
 Net investment income      (0.19)             (0.26)         (0.12)            (0.17)         (0.06)            (0.10)
 Net realized gains         (0.03)                --          (0.09)               --          (0.17)               --
 Total Distributions        (0.22)             (0.26)         (0.21)            (0.17)         (0.23)            (0.10)
Net Asset Value,
 End of Period             $11.45             $10.89        $ 12.03            $11.19        $ 12.53            $11.44
Total Return                 7.21%<F4>         11.62%<F4>      9.52%<F4>        13.64%<F4>     11.79%<F4>        15.46%<F4>

Ratios/Supplementary Data:
Net Assets at end
 of period (000)           $7,692             $9,137        $12,533            $7,728        $10,253            $7,515
Ratio of expenses to
 average net assets          0.28%<F5>          0.29%<F5>      0.27%<F5>         0.27%<F5>      0.27%<F5>         0.30%<F5>
Ratio of net investment
 income to average
  net assets                 3.75%<F5>          3.41%<F5>      2.20%<F5>         2.26%<F5>      1.03%<F5>         0.81%<F5>
Ratio of expenses to
 average net assets*         1.23%<F5>          5.18%<F5>      0.96%<F5>         3.32%<F5>      1.11%<F5>         3.67%<F5>
Ratio of net investment
 income to average
 net assets*                 2.80%<F5>         (1.48)%<F5>     1.51%<F5>        (7.90)%<F5>     0.19%<F5>        (2.56)%<F5>
Portfolio Turnover             36%                19%            12%               50%            12%              106%

<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period December 31, 1996 (commencement of operations) through
     November 30, 1997.

<F3> Effective March 23, 1998, the KeyChoice Income & Growth Fund became the Victory LifeChoice Conservative Investor Fund. Financial highlights prior to March 23, 1998 represent the KeyChoice Income & Growth Fund.

<F4> Effective March 23, 1998, the KeyChoice Moderate Growth Fund became the
     Victory LifeChoice Moderate Investor Fund. Financial highlights prior to March 23, 1998 represent the KeyChoice Moderate Growth Fund.

<F5> Effective March 23, 1998, the KeyChoice
     Growth Fund became the Victory LifeChoice Growth Investor Fund. Financial highlights prior to March 23, 1998 represent the KeyChoice Growth Fund.

<F6> Not annualized.

<F7> Annualized.

See notes to financial statements.

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1VF-LCHF-SEM 4/98